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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 24, 2003

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

      Ohio                         0-23073                     34-1264201
(State or Other            (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)
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Item 5.           Other Events

                  On January 24, 2003, International Total Services, Inc. issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  Item 7(c).  Exhibits.

                  99.1 Press release issued by International Total Services, Inc. on January 24, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNATIONAL TOTAL SERVICES, INC.


Dated:   January 31, 2003                  By:  /s/ Mark D. Thompson
                                                --------------------------
                                                     Mark D. Thompson, President


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